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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                         OF THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 8, 1997

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                        NORFOLK SOUTHERN RAILWAY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                                   1-743; 1-3744; 1-4793;
          VIRGINIA                         1-546-2                       53-6002016
(STATE OR OTHER JURISDICTION             (COMMISSION                    (IRS EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)                 IDENTIFICATION NO.)
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              THREE COMMERCIAL PLACE, NORFOLK, VIRGINIA 23510-2191
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (757) 629-2682

                                   NO CHANGE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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ITEM 5.  OTHER EVENTS.

     On April 8, 1997, Norfolk Southern Corporation, which owns all of the Registrant's common stock ("NSC"), issued a press release announcing that NSC had entered into an agreement (the "Agreement") with CSX Corporation ("CSX") providing for a joint acquisition of Conrail Inc. ("Conrail"). Under the terms of the Agreement, NSC and CSX will jointly acquire all outstanding shares of Conrail not already owned by them for $115 in cash per share. In connection therewith, NSC's pending tender offer to acquire Conrail shares has been terminated and CSX's pending tender offer to acquire Conrail shares has been amended, among other things, to include NSC as a co-bidder (the "Joint Offer") and to extend its expiration date to May 23, 1997.

     The estimated cost of the Joint Offer and of Conrail shares already acquired by NSC and by CSX is approximately $10.2 billion. Pursuant to the Agreement, NSC will bear 58% of the cost (or approximately $5.9 billion, of which approximately $1 billion has previously been expended) to acquire the Conrail shares and CSX will bear 42% of such cost, in each case taking into consideration amounts previously paid by each of them to acquire Conrail shares. In addition, the Agreement provides that, upon consummation of the Joint Offer and completion of the second-step merger specified in the Agreement, and subject to regulatory approval, specified assets and liabilities of Conrail will be allocated between NSC and CSX pursuant to leasing, operating, partnership or other arrangements, and the remaining assets and liabilities of Conrail will be pooled and either shared or allocated between NSC and CSX on a ratable basis in accordance with the percentage of the total consideration paid (including liabilities assumed) by NSC and CSX, respectively (such acquisition by NSC of, or of the right to use, the assets allocated to or shared by NSC pursuant to the Agreement and the assumption by NSC of the liabilities allocated to or shared by it pursuant to the Agreement, the "Transaction").

     NSC and CSX intend to file a joint application with the Surface Transportation Board ("STB") in June seeking approval of the Conrail acquisition and division. The shares purchased in the Joint Offer will be placed in a joint voting trust pending STB approval which is expected in early 1998. Following consummation of the Joint Offer, NSC expects to use equity accounting for financial reporting purposes. Following STB approval, NSC plans to consolidate its interest in Conrail for financial reporting purposes.

     The foregoing description of the press release and the Agreement are qualified in their entirety by reference to the full texts thereof, copies of which have been incorporated by reference as exhibits hereto and are incorporated herein by reference.

     To finance the Transaction, NSC expects to access the public and private debt markets through the use of additional commercial paper and term debt. NSC anticipates that the additional $5 billion in debt to be issued to finance the Transaction will bring its debt-to-total-capitalization to about 60%.

ITEM 7(C).  EXHIBITS.

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     99.1  Press Release issued by NSC and CSX on April 8, 1997, incorporated by reference to
           Exhibit 99.1 to NSC's Current Report on Form 8-K dated April 10, 1997.
     99.2  Agreement, dated April 8, 1997, between NSC and CSX, including exhibits thereto, incorporated by reference to Exhibit 99.2 to NSC's Current Report on Form 8-K
           dated April 10, 1997.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 1997

                                         NORFOLK SOUTHERN RAILWAY COMPANY
                                                      (Registrant)

                                          By: /s/ DEZORA M. MARTIN

                                          --------------------------------------
                                              (signature)
                                              Dezora M. Martin
                                              Corporate Secretary

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                                 EXHIBIT INDEX

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EXHIBIT
NUMBER
SYSTEM                                       DESCRIPTION
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
99.1     Press Release issued by NSC and CSX on April 8, 1997, incorporated by reference to
         Exhibit 99.1 to NSC's Current Report on Form 8-K dated April 10, 1997.
99.2     Agreement, dated April 8, 1997, between NSC and CSX, including exhibits thereto, incorporated by reference to Exhibit 99.2 to NSC's Current Report on Form 8-K dated
         April 10, 1997.
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